UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A INFORMATION
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IMAGE ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

IMAGE ENTERTAINMENT, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

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Item 1.01. Entry into a Material Definitive Agreement

On April 4, 2007, Image Entertainment, Inc. (the “Company”) issued a press release announcing that it had entered into an Exclusive Distribution Services Agreement with Sonopress LLC, to distribute directly from Sonopress’ newly acquired Pleasant Prairie, Wisconsin distribution facility. A copy of this press release is filed as an exhibit to this report and is incorporated in this report by reference.

Unless otherwise required by law, the Company disclaims any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statements are based.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated April 4, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

By: /s/ DENNIS HOHN CHO
Name Dennis Hohn Cho
Title: Corporate Secretary

Dated: April 4, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release dated April 4, 2007